SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                              ----------------

                                  FORM 8-K
                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of Earliest Event Reported) January 23, 2001
                                                      ----------------


                          ALAMOSA (DELAWARE), INC.
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             (Exact Name of Registrant as Specified in Charter)


      Delaware                        5-58523                  75-2843707
--------------------------           ---------           ----------------------
(STATE OR OTHER JURISDICTION  (COMMISSION FILE NUMBER)       (I.R.S. EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)


             5225 S. Loop 289, Lubbock, Texas             79424
        -----------------------------------------------------------
            (Address of Principal Executive Offices)   (Zip Code)



(Registrant's Telephone Number, Including Area Code)    (806) 722-1100
                                                    -------------------------


        -----------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)



ITEM 5.  OTHER EVENTS.


      On January 23, 2001, Alamosa PCS Holdings, Inc., a Delaware corporation ("Alamosa"), issued two press releases announcing its pursuit of a debt offering and some organizational changes within Alamosa. A copy of the press releases is filed herewith as Exhibits 99.1 and 99.2, and the information set forth in the press releases is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

(c)      Exhibits

      99.1      Text of press release issued by Alamosa on January 23, 2001.
      99.2      Text of press release issued by Alamosa on January 23, 2001.



                                 SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: January 24, 2001

                             ALAMOSA (DELAWARE), INC.


                             By:   /s/ Kendall W. Cowan
                                   ----------------------------------

                                   Name:  Kendall W. Cowan
                                   Title: Chief Financial Officer



EXHIBIT INDEX

      Exhibit
      Number      Description

      99.1         Text of press release issued by Alamosa on January 23, 2001.
      99.2         Text of press release issued by Alamosa on January 23, 2001.